                                                                                                       NEWS RELEASE

FOR IMMEDIATE RELEASE:

CONTACT:  Sandra K. Vollman
                   Chief Financial Officer
                      U.S. Can Corporation
                      (630) 678-8000

                                                U.S Can Corporation
                                             Announces Summary Results

Lombard,  IL, November 5, 2004 - U.S. Can Corporation  (the "Company")  announced today that it expects to file its
Form 10-K/A for the year ended  December 31,  2003,  Form  10-Q/A for the quarter  ended April 4, 2004 and its Form
10-Q for the quarter ended July 4, 2004 on or before November 19, 2004.

As previously  announced on September 30, 2004,  the Company is restating  its financial  statements  for the years ended  December  31,  2002 and 2003 and  subsequent  interim  periods.  The  Company  had delayed the filing of its quarterly  report for the quarter ended July 4, 2004 as a result of an ongoing  internal  review being conducted by the audit  committee of the Board of Directors of the Company and its  independent  advisors to address  accounting and financial  reporting  issues  relating to the operations of its  manufacturing  facility in Laon,  France.  The
Company has been in  consultation  with its  independent  accountants,  Deloitte & Touche  LLP,  during this review process.

The Company has dedicated  significant  resources,  and worked with its independent  auditors, in order to complete its audited and  restated  financial  statements  and  related  periodic  reports.  Despite  the  significant  work completed  to date,  the Company will not be in a position to file its restated  financial  statements  and related periodic  reports by  November 5, 2004 as  previously  announced.  The  Company  now expects  that it will file the audited and restated  financial  statements  and related  reports on or prior to November 19, 2004.  The  Company's expectation  as to the timing of these  filings,  however,  is subject  to change.  Until its work and the  related audit work by Deloitte & Touche LLP is completed,  the Company cannot be certain that no additional  revisions will be necessary.

Based on the  Company's  work to date,  the  preliminary  unaudited  financial  results for each of the years ended
December  31,  2002 and 2003,  and the  quarters  ended  April 4, 2004 and July 4, 2004 are set forth in the tables contained in Appendix I to this press release.

As previously  disclosed,  on October 1, 2004 the Company  entered into an amendment to its senior credit  facility in which the lenders  agreed,  among other  things,  to waive  certain  events of default if the Company  furnished required  information  to the lenders by  November  5, 2004.  The Company  has  furnished  the  required  financial information  to the lenders in  accordance  with the  amendment  and is  currently  in  compliance  with all of its covenants under that credit facility.

The principal estimated impacts of the restatement reflect the following:

o        Increases in the reported amounts of cost of goods sold, causing corresponding increases in net loss of
         $5.9 million, $7.8 million and $2.5 million for December 31, 2002, December 31, 2003 and the quarter ended April 4, 2004 respectively;
o        Decreased working capital, principally as a result of decreased accounts receivable and increased accounts payable and accrued expenses; and
o        Increased short-term borrowings of $5.9 million in the aggregate.

The  Company's  published  financial  statements  for the years ended  December  31,  2002 and 2003 and  subsequent interim periods,  including all earnings releases and other  communications  relating to such time periods,  should not be relied upon until the  issuance by the Company of restated  and audited  financial  statements  for December
31, 2002 and 2003 and restated financial  statements for subsequent  periods,  including the quarter ended April 4,
2004.

About the Company

U.S. Can  Corporation is a leading  manufacturer  of steel  containers for personal  care,  household,  automotive, paint and industrial  products in the United States and Europe, as well as plastic  containers in the United States and food cans in Europe.

Certain  statements  in this  release  constitute  "forward-looking  statements"  within the meaning of the federal securities laws. Such statements  involve known and unknown risks and  uncertainties  which may cause the Company's actual  results,  performance  or  achievements  to be materially  different  than future  results,  performance or achievements  expressed  or implied in this  release.  By way of example and not  limitation  and in no  particular order, known risks and uncertainties  include our substantial debt and ability to generate  sufficient cash flow to service  this  debt;  the  timing  and  cost of  plant  closures;  the  level of cost  reduction  achieved  through restructuring;  the success of new  technology;  the timing of, and  synergies  achieved  through,  integration  of acquisitions;  changes in market  conditions or product  demand;  loss of important  customers or volume;  downward product  price  movements;  changes in raw material  costs and currency  fluctuations.  In light of these and other risks and uncertainties,  the inclusion of a forward-looking  statement in this release should not be regarded as a representation by the Company that any future results, performance or achievements will be attained.

                                                       # # #
                                              http://www.uscanco.com

                                                                                                         Appendix I
                                                                                                         ----------

                                       U.S. CAN CORPORATION AND SUBSIDIARIES

                                 PRELIMINARY CONSOLIDATED STATEMENTS OF OPERATIONS

                                             (UNAUDITED AND RESTATED)

                                                  (000's omitted)

                                                                For the Year Ended             For the Year Ended
                                                          --------------------------------------------------------------
                                                           ------------------------------ ------------------------------
                                                                 December 31, 2002              December 31, 2003
                                                           ------------------------------ ------------------------------
                                                                     RESTATED                       RESTATED
Net Sales                                                                $       796,557                $       823,442
Cost of Sales
                                                                                 717,022                        745,827
                                                           ------------------------------ ------------------------------
     Gross profit
                                                                                  79,535                         77,615
Selling, General and Administrative Expenses
                                                                                  38,474                         35,986
Special Charges
                                                                                   8,921                            382
                                                           ------------------------------ ------------------------------
     Operating income
                                                                                  32,140                         41,247
Interest Expense
                                                                                  51,278                         54,411
Bank Financing Fees
                                                                                   4,051                          6,118
                                                           ------------------------------ ------------------------------
     Income (loss) before income taxes
                                                                                (23,189)                       (19,282)
Provision (benefit) for Income Taxes
                                                                                  36,150                          2,049
                                                           ------------------------------ ------------------------------
     Income (loss) from operations before cumulative
    effect of accounting change                                                 (59,339)                       (21,331)
Cumulative Effect of Change in Accounting
     Principle                                                                  (18,302)                              -
                                                           ------------------------------ ------------------------------
Net Income before Preferred Stock Dividends
                                                                                (77,641)                       (21,331)
    Preferred Stock Dividend Requirement
                                                                                (12,521)                       (13,821)
                                                           ------------------------------ ------------------------------
Net Income (Loss) Available for Common    Stockholders                  $       (90,162)               $       (35,152)
                                                           ============================== ==============================

                                       U.S. CAN CORPORATION AND SUBSIDIARIES

                                 PRELIMINARY CONSOLIDATED STATEMENTS OF OPERATIONS

                                             (UNAUDITED AND RESTATED)

                                                  (000's omitted)

                                                                            For the Quarter Ended
                                                   -------------------------------------------------------------------------
                                                    ---------------- -------------------- --------------- ------------------
                                                     April 4, 2004     March 30, 2003      July 4, 2004     June 29, 2003
                                                    ---------------- -------------------- --------------- ------------------
                                                       RESTATED           RESTATED                            RESTATED
Net Sales                                                $  213,467          $   199,153       $ 211,809        $   210,623
Cost of Sales
                                                            193,715              178,878         192,903            189,291
                                                    ---------------- -------------------- --------------- ------------------
     Gross profit
                                                             19,752               20,275          18,906             21,332
Selling, General and Administrative Expenses
                                                              9,804                9,287          10,439              8,619
Special Charges
                                                                482                  758             922                592
                                                    ---------------- -------------------- --------------- ------------------
     Operating income
                                                              9,466               10,230           7,545             12,121
Interest Expense
                                                             12,717               13,068          12,865             13,095
Bank Financing Fees
                                                              1,378                1,014           1,218              1,014
Loss on Early Extinguishment of Debt
                                                                  -                    -           5,508                  -
                                                    ---------------- -------------------- --------------- ------------------
     Income (loss) before income taxes
                                                            (4,629)              (3,852)        (12,046)            (1,988)
Provision (benefit) for Income Taxes
                                                                332                  580         (2,256)              2,068
                                                    ---------------- -------------------- --------------- ------------------
Net Income before Preferred Stock Dividends                                                                         (4,056)
                                                            (4,961)              (4,432)         (9,790)

Preferred Stock Dividend Requirement                        (3,824)              (3,246)         (3,760)            (3,400)
                                                    ---------------- -------------------- --------------- ------------------
Net Income (Loss) Available for Common Stockholders      $  (8,785)         $    (7,678)      $ (13,550)        $   (7,456)
                                                    ================ ==================== =============== ==================

                                       U.S. CAN CORPORATION AND SUBSIDIARIES

                                 PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS

                                             (UNAUDITED AND RESTATED)

                                                  (000's omitted)

                                 ASSETS                                       December 31, 2003         December 31, 2002
                                                                            ----------------------     --------------------
CURRENT ASSETS:                                                                   RESTATED                  RESTATED
     Cash and cash equivalents                                                       $     22,964             $     11,690
     Accounts receivables, net of allowances
                                                                                           81,393                   89,320
     Inventories
                                                                                           95,140                  105,195
     Other current assets
                                                                                           14,713                   21,807
                                                                            ----------------------     --------------------
          Total current assets
                                                                                          214,210                  228,012

PROPERTY, PLANT AND EQUIPMENT, less accumulated depreciation and
    amortization                                                                          247,489                  244,541

OTHER NON-CURRENT ASSETS
                                                                                          112,719                  107,560

                                                                            ----------------------     --------------------
          Total assets                                                               $    574,418             $    580,113
                                                                            ======================     ====================

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Current maturities of long-term debt and capital lease obligations              $     23,457             $     28,450
     Accounts payable
                                                                                           98,411                  100,225
     Accrued expenses
                                                                                           50,695                   52,466
     Other current liabilities                                                              3,774                   12,312
                                                                            ----------------------     --------------------
          Total current liabilities
                                                                                          176,337                  193,453

LONG TERM DEBT
                                                                                          535,767                  523,529

OTHER LONG-TERM LIABILITIES
                                                                                           77,271                   80,006
                                                                            ----------------------     --------------------

          Total liabilities
                                                                                          789,375                  796,988

PREFERRED STOCK
                                                                                          146,954                  133,133

STOCKHOLDERS' EQUITY:                                                                   (361,911)                (350,008)
                                                                            ----------------------     --------------------
          Total liabilities and stockholders' equity                                $     574,418             $    580,113
                                                                            ======================     ====================

                                       U.S. CAN CORPORATION AND SUBSIDIARIES

                                 PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS

                                             (UNAUDITED AND RESTATED)

                                                  (000's omitted)

                                ASSETS                                          April 4, 2004             July 4, 2004
                                                                            ----------------------    ---------------------
CURRENT ASSETS:                                                                   RESTATED
     Cash and cash equivalents                                                         $    5,297               $   10,117
     Accounts receivables, net of allowances
                                                                                           88,401                   95,079
     Inventories                                                                                                   100,017
                                                                                           98,023
     Other current assets
                                                                                           17,977                   14,159
                                                                            ----------------------    ---------------------
          Total current assets                                                            209,698                  219,372

PROPERTY, PLANT AND EQUIPMENT, less accumulated depreciation and
    amortization                                                                          239,405                  234,166

OTHER NON-CURRENT ASSETS                                                                  111,367                  110,742

                                                                            ----------------------    ---------------------
          Total assets                                                                $   560,470              $   564,280
                                                                            ======================    =====================

                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Current maturities of long-term debt and capital lease
       obligations                                                                    $    25,068               $   11,609
     Accounts payable
                                                                                           95,087                   97,816
     Accrued expenses
                                                                                           46,094                   54,249
     Other current liabilities                                                              2,516                    2,793
                                                                            ----------------------    ---------------------
          Total current liabilities                                                       168,765                  166,467

LONG TERM DEBT                                                                            535,511                  552,034

OTHER LONG-TERM LIABILITIES
                                                                                           77,544                   76,863
                                                                            ----------------------    ---------------------

          Total liabilities                                                               781,820                  795,364

PREFERRED STOCK                                                                           150,779                  154,538

STOCKHOLDERS' EQUITY:                                                                   (372,129)                (385,622)
                                                                            ----------------------    ---------------------
           Total liabilities and stockholders' equity                                 $   560,470              $   564,280
                                                                            ======================    =====================